Exhibit 99.2

Fusion Pharmaceuticals Inc.

Fusion & AstraZeneca Strategic Collaboration



To Develop and Commercialize Next-Generation Targeted Alpha Therapy Radiopharmaceuticals and Combination Therapies



John Valliant, PhD
Chief Executive Officer



Marc Schwabish, PhD
SVP, BD and US Operations



John Crowley, CPA
Chief Financial Officer



Eric Burak, PhD
Chief Scientific Officer



James O'Leary, MD
Chief Medical Officer

Forward-Looking Statements and Legal Disclaimers

This presentation contains "forward-looking statements" for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995, including but not limited to the statements regarding Fusion Pharmaceuticals Inc.'s (the "Company") future business and financial performance. For this purpose, any statements contained herein that are not statements of historical fact may be deemed forward-looking statements. Without limiting the foregoing, the words "expect," "plans," "anticipates," "intends," "will," and similar expressions are also intended to identify forward-looking statements, as are expressed or implied statements with respect to the Company's potential drug candidates, including any expressed or implied statements regarding the successful development of novel Targeted Alpha Therapies or combination therapies for the treatment of various cancers; the likelihood and success of any future clinical trials involving FPI-1434 or any novel Targeted Alpha Therapies or combination therapies for the treatment of various cancers other drug candidates; and the expected benefits of the collaboration agreement with AstraZeneca. Actual results may differ materially from those indicated by such forward-looking statements as a result of risks and uncertainties, including but not limited to the following: there can be no guarantees that the Company will advance any clinical product candidate or other component of its potential pipeline to the clinic, to the regulatory process or to commercialization; management's expectations could be affected by unexpected regulatory actions or delays; uncertainties relating to, or unsuccessful results of, clinical trials, including additional data relating to the ongoing clinical trials evaluating its product candidates; the Company's ability to obtain additional funding required to conduct its research, development and commercialization activities; changes in the Company's business plan or objectives; the ability of the Company to attract and retain qualified personnel; competition in general; and the Company's ability to obtain, maintain and enforce patent and other intellectual property protection for its product candidates and its discoveries. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any future results, performance or achievements expressed or implied by such statements. These and other risks which may impact management's expectations are described in greater detail under the heading "Risk Factors" in the Company's quarterly report on Form 10-Q for the quarter ended June 30,2020 as filed with the SEC and in any subsequent periodic or current report that the Company files with the SEC.

All forward-looking statements reflect the Company's estimates only as of the date of this release (unless another date is indicated) and should not be relied upon as reflecting the Company's views, expectations or beliefs at any date subsequent to the date of this release. While Fusion may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so, even if the Company's estimates change.



John Valliant, PhD

Chief Executive Officer

Collaboration Overview and Rationale

Our Targeted Alpha Therapies Platform + AZ's Antibody & DDRi Portfolio


Fusion
Pharmaceuticals Inc.
AstraZeneca

Creating Novel and Potent Targeted Cancer Therapies and New Treatment Paradigms

Collaboration Overview

Fusion Pharmaceuticals Inc. + AstraZeneca



1) Novel Targeted Alpha Therapies

- Jointly select up to three new TATs
- Co-fund
- Co-develop
- Option to co-commercialize in U.S.

2) Combination Therapies with TATs

- DNA Damage Response Inhibitors (DDRis)
- Immuno-Oncology Agents
- AZ solely funds unless Fusion opts-in

Leveraging the strengths of the partners

Our Targeted Alpha Therapies Platform

FUSION'S TAT PLATFORM

Proprietary *Fast-Clear*™ Linker + **Antibodies** + **Precision Medicine Imaging of TATs** + **Radio Pharma R&D and Manufacturing**



α Particle
Actinium-225
Alpha-emitting
Isotope

Faster clearance from normal tissues **improves therapeutic window**



In-111 Imaging Isotope



Combining Fusion's Platform with AZ's Antibody & DDRi Portfolio

Strategic Rationale: Multiple Avenues

Fusion Pharmaceuticals Inc. + AstraZeneca

- Delivers access to breadth of AstraZeneca's world-class oncology pipeline & products, resources and expertise
- Avoids early-stage development risk
- Provides optionality around later-stage risk and expense
- Preserves significant back-end economics
- Maintains all rights to existing Fusion pipeline





Marc Schwabish, PhD

Senior Vice President, Business Development and US Operations



Details of the Agreement

Details of the Global Partnership Agreement

Therapeutic Expansion

- Maximize utilization of our TAT platform
- Maximize potential applications of Targeted Alpha radiation Therapies
- Expand Fusion's pipeline via co-development and co-commercialization



Business Model

- Global partnership
- Long-term agreement
- Fully-retain rights to our existing products
- Retain co-commercialization rights on new TATs
- Upfront payment
- Future development milestones
- Financial flexibility minimizes near-term risk



1) Overview of the Terms to Develop Novel Targeted Alpha Therapies

Fusion

Up to three new TATs will be jointly selected and then…

- Co-developed with a 50/50 R&D cost split

Each partner can opt-out at defined breakpoints in exchange for milestone payments to the other party and a low to high single-digit royalty on future sales

  - 1st → following pre-clinical activities
  - 2nd → following completion of Phase 1 study

- AstraZeneca and Fusion to co-commercialize
  - Fusion has option to co-promote in the U.S.
  - AstraZeneca to commercialize in ROW
  - 50/50 profit and loss share



2) Agreement to Develop Novel Clinical Combination Therapies

Fusion

AstraZeneca

- Nominate for preclinical evaluation up to five targets
- Fully fund all R&D (unless Fusion opts-in to co-fund clin dev)
- AZ responsible for clinical trial operations and related financial obligations

Fusion

- Responsible for TAT drug supply
- Can opt-in to co-fund post-P1 development (50/50)
- If Fusion does not opt in:
  - Fusion obligated to pay back share of R&D expense plus risk premium

---

- Both companies retain full rights to their respective compounds
- Equal representation on Joint Steering and other committees





Eric Burak, PhD

Chief Scientific Officer

Scientific Rationale

1) Using Antibodies in AstraZeneca's Leading Oncology Portfolio To Discover, Develop and Commercialize Up to Three Novel TATs

Fusion

FUSION'S TAT PLATFORM

Proprietary *Fast-Clear*™ Linker + **Antibodies from AZ's Leading Oncology Portfolio** + **Precision Medicine Imaging of TATs** + **Radio Pharma R&D and Manufacturing**



α Particle

Actinium-225 Alpha-emitting Isotope

✓ Faster clearance from normal tissues **improves therapeutic window**



1
2
3

AstraZeneca



In-111 Imaging Isotope



2) Evaluate Up to Five Combination Therapy Programs Using TATs with AZ's Portfolio of Immuno-oncology Agents & DDRis

Immuno-Oncology Combo Therapy

Turning I/O "resistant" tumors into I/O "sensitive"

BEFORE:
"Cold Tumor"
Immune Desert



AstraZeneca
Immuno-Oncology Agents

+

Fusion
Targeted Alpha Therapy

AFTER:
"Hot Tumor"
Immune Responsive



Enhancing antigen presentation and stimulating T-cell recruitment

DNA Damage Response Inhibitors

TAT = DNA Damage : DDRi's Prevent DNA Damage Repair



AstraZeneca
DDRis

+

Fusion
Targeted Alpha Therapy



Potential Future Market Expansion, and Earlier Stage Treatment with Lower Required Doses

TATs Are Synergistic with DNA Damage Response Inhibitors (DDRi)



TAT
Single-Strand
DNA Break
Double-Strand
DNA Break
α
Particles
Single-Strand
DNA Break
DDRi
Inhibits
Repair

- TATs + DDR inhibitors are a logical combination:
  - TAT creates tumor DNA damage
  - DDRi prevents DNA repair
- Potential for increases in response rates and broader therapeutic utility

Scientific Rationale: Combination of Sub-Therapeutic Single Agent Doses Resulted in Enhanced Anti-Tumor Activity



FPI-1434 + Olaparib
CRC Xenograft Model
BRCA Wild Type
Relative tumour volume (RTV)
Days after treatment initiation
0
2
4
6
8
10
0
10
20
30
40
50
Vehicle
Olaparib (25 mg/kg)
FPI-1434 (37 kBq/kg)
37 kBq/kg + 25 mg/kg
Synergy
FPI-1434 + Olaparib

FPI-1434 + Olaparib Combination

- Shows synergistic effects when compared to low-dose single agents alone

Synergistic Efficacy

- Has been observed in multiple tumor xenograft models

Scientific Rationale: [^{225}Ac] TAT + Checkpoint Inhibitors Demonstrate Enhanced Efficacy in a Mouse Syngeneic Tumor Model



Immune Competent Mouse
(muIGF-1R^{++}, CTLA^{++}, PD-1^{+} Tumor)
Implant CT-26
Colorectal Tumor
~7 days
~175 mm^3
Treat
Single Dose
Monitor Tumor Volume

FPI-1792* with anti-CTLA-4



CT26 Relative tumour volume (RTV)
Days after treatment initiation
Vehicle Control
Anti-CTLA4 mAb
[^{225}Ac]-FPI-1792 Only
[^{225}Ac]-FPI-1792 + Anti-CTLA4 mAb

FPI-1792* with anti-PD-1



CT26 Relative tumour volume (RTV)
Days after treatment initiation
Vehicle Control
Anti-PD-1 mAb (5 mg/kg)
[^{225}Ac]-FPI-1792 Only
[^{225}Ac]-FPI-1792 + Anti-PD-1 mAb

*Murine version of the IGF-1R antibody connected to ^{225}Ac through Fusion's Fast-Clear linker

Reduced Tumor Growth Observed in All Dose Groups Following Re-Challenge in Contralateral Flank

Immune Competent Mouse
CT-26 Colorectal Tumor
(muIGF-1R^{++}, CTLA^{++}, PD-1^{+} Tumor)



Treat
(per previous slide)

Re-Challenge
CT-26



No Treatment

Monitor Tumor Volume

Vaccine Study: 13 of 15 Animals Showed No Growth of a Secondary Tumor


Tumour volume (mm^3)
0
100
200
300
400
500
600
700
0
10
20
30
Days after Re-challenge
Untreated Control
[^{225}Ac]-FPI-1792 + anti-CTLA4
[^{225}Ac]-FPI-1792 + anti-PD-1
[^{225}Ac]-FPI-1792 Only
[^{225}Ac]-FPI-1792 + anti-CTLA4 + Anti-PD-1

Infiltration of Antigen-Specific CD8+ T Cells Is Responsible for “Vaccine Effect”


Immune Competent Mouse
CT-26 Colorectal Tumor
(muIGF-1R^{++}, CTLA^{++}, PD-1^{+} Tumor)
Treat
(per previous slide)
Re-Challenge
CT-26
No Treatment
Tumor/
Spleen
Assessment

Tumor CD8+ T cell Recruitment

14 Days Following Re-challenge


CD8+ T cell Frequency (%)
20
15
10
5
0
Untreated
TAT + PD-1
TAT + CTLA4
TAT + PD-1 + CTLA4

Detection of Antigen-specific AH1 CD8+ T cells

14 Days Following Re-challenge


% Tetramer+ cells of Total CD8+
80
70
60
50
40
30
20
10
0
Untreated
TAT + PD-1
TAT + CTLA4
TAT + PD-1 + CTLA4

Obtained Biochemical Evidence of T cell Memory

1) Novel Targeted Alpha Therapies


α Particle
Actinium-225
Alpha-emitting
Isotope
Targeting
Molecules,
Antibodies

New precision medicines

2) Combination Therapies with TATs


α Particle
Actinium-225
Alpha-emitting
Isotope
Targeting
Molecules,
Antibodies

\+

- **Immuno-Oncology Agents**

…or…

- **DNA Damage Response Inhibitors (DDRis)**

Broader utility for DDRis and TATs, reduced doses of TATs



John Crowley

Chief Financial Officer



Financials

Agreement Drives Long-Term Value Creation

Fusion + AstraZeneca

	Combinations (up to 5)	Novel TATs (up to 3)	Opt Out for Each Novel TAT
Milestones ($5M upfront)	Up to $40M to Fusion	-	Up to $145M in milestones from developer
Development Expense	100% AZ (unless Fusion opts-in)	50/50	-
Profit Share	Profit from Respective Compounds (minus payback and risk premium if not opted-in)	50/50	Low-to-high single-digit royalty to non-developer

*as of 6/30/20

$319M* for Operations into 2024 | **Capacity to Support Multiple Programs** | **Scalable Platform**

Strategic Rationale: Multiple Avenues

Fusion Pharmaceuticals Inc. + AstraZeneca

- Delivers access to breadth of AstraZeneca's world-class oncology pipeline & products, resources and expertise
- Avoids early-stage development risk
- Provides optionality around later-stage risk and expense
- Preserves significant back-end economics
- Maintains all rights to existing Fusion pipeline



Q&A


Fusion
Pharmaceuticals Inc.
AstraZeneca

Fusion
Pharmaceuticals Inc.

Thank You



Fusion and AstraZeneca to Develop and Commercialize Next-Generation Targeted Alpha Therapy Radiopharmaceuticals and Combination Therapies